EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC, or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes reliance letter loans the time of an initial review performed for such party, was conducted from February 2023 through October 2023 on mortgage loans with origination dates from November 2021 through September 2023 via files imaged and provided by the Client for review. The Review includes loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The final population of the Review contained four hundred seventy-nine (479) mortgage loans totaling an aggregate original principal balance of approximately $152.299 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), DBRS, Inc. (“DBRS”) and S&P Global Ratings (“S&P”).

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Hazard Insurance Annual Premium	Original Interest Rate
Amortization Term	Index Type	Original Interest Rate Period
Amortization Type	Interest Only	Original Loan Amount
Appraisal As-Is Value	Interest Only Period	Original LTV
Appraisal Date	Interest Rate Change Frequency	Original P&I
Appraisal Effective Date	Interest Rate Initial Cap	Original PITIA
Appraised Value	Interest Rate Life Cap	Original Term
As-Is Value Used For LTV Calculation	Interest Rate Life Max	Origination Channel
Borrower Citizenship	Interest Rate Life Min	Prepayment Penalty
Borrower First Name	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
Borrower FTHB	Interest Rate Periodic Floor	Prepayment Terms
Borrower Full Name	Lien Position	Product Description
Borrower Last Name	Lookback Period	Property Type
Borrower SSN	LTV Valuation Value	Purpose
Cash From Borrower	Margin	Refi Purpose
Cash To Borrower	Maturity Date	Representative FICO
City	MERS Min Number	Rounding Factor
Contract Sales Price	Next Interest Rate Change Date	State
Cost Basis	Note Date	Street
First Interest Rate Change Date	Occupancy	Subject Debt Service Coverage Ratio
First Payment Date	Original As-Is LTV	Total PITIA
Flood Insurance Annual Premium	Original CLTV	Zip
Guideline Name

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

Of specific note, all four hundred seventy-nine (479) were considered Business Purpose/Property Focused Investor Loans, and all four hundred seventy-nine (479) mortgage loans had a DSCR calculation.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

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Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, -AMC identified whether the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that AMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that AMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that AMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which AMC is relying in reaching such results.  Except as expressly stated herein, AMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and AMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  AMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to AMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E, DBRS and S&P.

OVERALL REVIEW RESULTS SUMMARY

Of the four hundred seventy-nine (479) mortgage loans reviewed, all four hundred seventy-nine (479) mortgage loans (100.00%) received an “A” or “B” overall grade.

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DBRS Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	270	56.37%
B	209	43.63%
C	0	0.00%
D	0	0.00%
Total	479	100.00%

S&P Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	255	53.24%
B	224	46.76%
C	0	0.00%
D	0	0.00%
Total	479	100.00%

CREDIT RESULTS SUMMARY

All four hundred seventy-nine (479) mortgage loans (100.00%) reviewed received an “A” or “B” credit grade.

DBRS/S&P Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	270	56.37%
B	209	43.63%
C	0	0.00%
D	0	0.00%
Total	479	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the four hundred seventy-nine (479) mortgage loans reviewed under the applicable DBRS rating criteria, all four hundred seventy-nine (479) mortgage loans (100.00%) received an “A” property grade.

DBRS - Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	479	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	479	100.00%

Of the four hundred seventy-nine (479) mortgage loans reviewed under the applicable S&P rating criteria, four hundred sixty-three (463) mortgage loans (96.66%) received an “A” property grade, sixteen (16) mortgage loans (3.34%) received a
“B” property grade.

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S&P - Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	463	96.66%
B	16	3.34%
C	0	0.00%
D	0	0.00%
Total	479	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Credit	B	Guideline	196
		Missing Document	32
		Loan Package Documentation	30
		Borrower and Mortgage Eligibility	27
		Credit	26
		Insurance	21
		Asset	8
		Hazard Insurance	2
		Property - Appraisal	2
		Business Purpose	2
		System	2
		Appraisal Reconciliation	1
		Total Credit Grade (B) Exceptions:	349
Total Credit Exceptions:			349
Total Property Exceptions:			0
Grand Total:			349

Exception Type	S&P Final Exception Rating	Exception Category	Total
Credit	B	Guideline	196
		Missing Document	32
		Loan Package Documentation	30
		Borrower and Mortgage Eligibility	27
		Credit	26
		Insurance	21
		Asset	8
		Business Purpose	2
		System	2
		Hazard Insurance	2
		Property - Appraisal	2
		Appraisal Reconciliation	1
		Total Credit Grade (B) Exceptions:	349
Total Credit Exceptions:			349
Property	B	Appraisal Reconciliation	16
		Total Property Grade (B) Exceptions:	16
	Total Property Exceptions:		16
	Grand Total:		365

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred seventy-nine (479) mortgage loans reviewed, four hundred fifty-seven (457) unique mortgage loans had one thousand four hundred forty-seven (1,447) different tape discrepancies across forty-five (45) data fields (some mortgage loans had more than one data delta). The largest variances were found on Borrower Last Name, Cash From Borrower and Cash To Borrower where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	21	456	4.61%	479
Amortization Term	4	358	1.12%	479
Amortization Type	2	377	0.53%	479
Appraisal As-Is Value	0	13	0.00%	479
Appraisal Date	4	4	100.00%	479
Appraisal Effective Date	10	34	29.41%	479
Appraised Value	51	358	14.25%	479
As-Is Value Used For LTV Calculation	7	90	7.78%	479
Borrower Citizenship	0	1	0.00%	479
Borrower First Name	3	343	0.87%	479
Borrower FTHB	1	381	0.26%	479
Borrower Full Name	55	91	60.44%	479
Borrower Last Name	184	370	49.73%	479
Borrower SSN	14	206	6.80%	479
Cash From Borrower	172	354	48.59%	479
Cash To Borrower	142	185	76.76%	479
City	18	473	3.81%	479
Contract Sales Price	13	335	3.88%	479
Cost Basis	0	8	0.00%	479
First Interest Rate Change Date	0	17	0.00%	479
First Payment Date	96	341	28.15%	479
Flood Insurance Annual Premium	0	3	0.00%	479
Guideline Name	1	1	100.00%	479
Hazard Insurance Annual Premium	0	3	0.00%	479
Index Type	16	17	94.12%	479
Interest Only	4	445	0.90%	479
Interest Only Period	0	39	0.00%	479

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Interest Rate Change Frequency	0	17	0.00%	479
Interest Rate Initial Cap	8	17	47.06%	479
Interest Rate Life Cap	18	117	15.38%	479
Interest Rate Life Max	0	17	0.00%	479
Interest Rate Life Min	7	17	41.18%	479
Interest Rate Periodic Cap	0	17	0.00%	479
Interest Rate Periodic Floor	0	17	0.00%	479
Lien Position	1	452	0.22%	479
Lookback Period	0	17	0.00%	479
LTV Valuation Value	0	3	0.00%	479
Margin	18	36	50.00%	479
Maturity Date	17	174	9.77%	479
MERS Min Number	0	1	0.00%	479
Next Interest Rate Change Date	0	17	0.00%	479
Note Date	7	25	28.00%	479
Occupancy	0	363	0.00%	479
Original As-Is LTV	0	1	0.00%	479
Original CLTV	83	460	18.04%	479
Original Interest Rate	16	475	3.37%	479
Original Interest Rate Period	0	17	0.00%	479
Original Loan Amount	18	475	3.79%	479
Original LTV	24	460	5.22%	479
Original P&I	15	52	28.85%	479
Original PITIA	2	2	100.00%	479
Original Term	2	369	0.54%	479
Origination Channel	29	90	32.22%	479
Prepayment Penalty	0	1	0.00%	479
Prepayment Penalty Period (months)	5	379	1.32%	479
Prepayment Terms	3	92	3.26%	479
Product Description	0	354	0.00%	479
Property Type	119	442	26.92%	479
Purpose	0	478	0.00%	479
Refi Purpose	11	286	3.85%	479
Representative FICO	40	449	8.91%	479
Rounding Factor	0	17	0.00%	479
State	1	474	0.21%	479
Street	103	473	21.78%	479
Subject Debt Service Coverage Ratio	9	96	9.38%	479
Total PITIA	37	90	41.11%	479
Total	1,447	13,112	11.04%	479

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AMC TITLE REVIEW SUMMARY (145 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 145 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues surrounding origination deed vesting concerns.
•	There are 4 loans identified as having delinquent property taxes.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 4 Prior Liens across 3 loan files, all Prior Liens identified in our review have been resolved. Regarding the 4 Prior Liens across 3 loan files, all 4 Prior Liens were determined to be mitigated as all the loan files contained a title policy which did not contain an exception on Schedule B which would explicitly preclude coverage.
•	Except with respect to 22 Prior Mortgages across 21 loan files, all Prior Mortgages identified in our review have been resolved. Regarding the 22 Prior Mortgages across 21 loan files, all 22 Prior Mortgages were determined to be mitigated as all the loan files contained a title policy which did not contain an exception on Schedule B which would explicitly preclude coverage.
•	All Prior Mortgages identified in our review have been resolved.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	433	90.40%	$136,509,129.50	89.63%
Adjustable	46	9.60%	$15,789,937.00	10.37%
Total	479	100.00%	$152,299,066.50	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	479	100.00%	$152,299,066.50	100.00%
Total	479	100.00%	$152,299,066.50	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	234	48.85%	$69,005,123.00	45.31%
First Time Home Purchase	3	0.63%	$937,767.00	0.62%
Other-than-first-time Home Purchase	189	39.46%	$66,799,705.50	43.86%
Rate/Term Refinance - Borrower Initiated	53	11.06%	$15,556,471.00	10.21%
Total	479	100.00%	$152,299,066.50	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	472	98.54%	$150,621,078.50	98.90%
361+ Months	7	1.46%	$1,677,988.00	1.10%
Total	479	100.00%	$152,299,066.50	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	213	44.47%	$65,300,110.00	42.88%
Condo, Low Rise	30	6.26%	$6,254,136.00	4.11%
Condo, High Rise	12	2.51%	$5,837,850.00	3.83%
Condotel	6	1.25%	$1,830,425.00	1.20%
PUD	71	14.82%	$23,340,392.75	15.33%
1 Family Attached	29	6.05%	$5,122,050.00	3.36%
2 Family	63	13.15%	$15,744,462.00	10.34%
3 Family	14	2.92%	$5,870,250.00	3.85%
4 Family	14	2.92%	$5,763,315.75	3.78%
5-10 Unit Multi-Family	20	4.18%	$13,484,000.00	8.85%
Other	7	1.46%	$3,752,075.00	2.46%
Total	479	100.00%	$152,299,066.50	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	479	100.00%	$152,299,066.50	100.00%
Total	479	100.00%	$152,299,066.50	100.00%

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